SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported): June 29, 2000



                          ARINCO COMPUTER SYSTEMS INC.
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               (Exact name of registrant as specified in charter)



  New Mexico                    0-13347                    85-0272154
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  (State or other               (Commission                (IRS Employer
  jurisdiction of               File Number)               Identification No.)
  incorporation)




  20 Dayton Avenue, Greenwich, Connecticut                             06830
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(Address of principal executive offices)                             (Zip Code)



Registrant's telephone number, including area code:  (203) 661-6942
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

Item 5.  Other Events

On June 29, 2000 (the "Closing") Arinco Computer Systems Inc. (the "Company") and certain coinvestors (the "Coinvestors") entered into a Stock Purchase Agreement (the "Agreement") with Broadstream.com, Inc., a Delaware corporation ("Broadstream.com"). Pursuant to the Agreement, the Company and the Coinvestors acquired 11,207,136 newly issued shares of Series A Convertible Redeemable Participating Preferred Stock (the "Series A Shares") of Broadstream.com, at a purchase price of approximately $0.85 per share. As of the Closing, the Series A Shares represent 44.23% of the outstanding common equity of Broadstream.com, on a fully-diluted as-converted basis and 69.14% of the outstanding voting equity of Broadstream.com. The Company acquired 68.05% of the Series A Shares.

Item 7.  Financial Statements and Exhibits

         (c) Exhibits

                   Exhibit Number       Description
                   --------------       -----------

                          10.1 Stock Purchase Agreement, dated June 29, 2000, by and between Arinco Computer Systems Inc.,
                                        Broadstream.com, Inc. and the
                                        purchasers listed on Schedule I
                                        attached thereto.

                          99.1 Press Release of Arinco Computer Systems Inc. dated July 5, 2000.


                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      ARINCO COMPUTER SYSTEMS INC.



Date: July 11, 2000                     By: /s/ Cary S. Fitchey
                                           --------------------
                                             Cary S. Fitchey
                                             President and
                                             Chief Executive Officer

                                  Exhibit Index
                                  -------------


         Exhibit Number                              Description
         --------------                              -----------

                   Exhibit Number Description

                          10.1 Stock Purchase Agreement, dated June 29, 2000, by and between Arinco Computer Systems Inc.,
                                        Broadstream.com, Inc. and the
                                        purchasers listed on Schedule I
                                        attached thereto.

                          99.1           Press Release of Arinco Computer
                                        Systems Inc. dated July 5, 2000.